UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2002

CITY HOLDING COMPANY
(Exact name of registrant as specified in its charter)

West Virginia	0-17733	55-0619957
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

25 Gatewater Road
Charleston, West Virginia, 25313
(Address of principal executive officers)

(304) 769-1100
(Registrant’s telephone number, including area code)

Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements

None

(b)  Pro Forma Financial Information

None

(c)  Exhibits

99.1	News Release issued on July 24, 2002

99.2	Copies of slide presentation

Item 9.    Regulation FD Disclosure

On July 24, 2002, City Holding Company (“the Company”) issued a news release, attached as Exhibit 99.1, announcing that Gerald R. Francis, Chairman, President and CEO and Charles R. (Skip) Hageboeck, Executive Vice President and CFO, will deliver a presentation regarding the Company’s financial performance to a group of analysts and investors at the Keefe, Bruyette, and Woods, Inc. Third Annual Community Bank Investor Conference in New York City on July 24-25, 2002.

The full presentation can be viewed on the Keefe, Bruyette, and Woods, Inc. website at www.kbw.com and will be available on the Company’s web site at www.cityholding.com.

Copies of the slides used in the presentation are attached as Exhibit 99.2.

This report under Item 9 is not to be deemed an admission as to the materiality of any information in the report that is required to be disclosed by Regulation FD.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITY HOLDING COMPANY

By:	/s/ MICHAEL D. DEAN
Michael D. Dean Senior Vice President—Finance, Chief Accounting Officer and Duly Authorized Officer

Date: July 25, 2002

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